Exhibit 10.5

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

June 22, 2010

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Huasteca

Torre Ejecutiva, Piso 41

11311 Mexico, D.F. Mexico

Dear Dr. Suárez Coppel:

We hereby consent to the references to DeGolyer and MacNaughton as set forth under the heading “Exploration and Production (Reserves)” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2009, and to the filing as an exhibit to the Form 20-F of our report describing our review of the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2010, for 68 fields located offshore of Mexico in the Southwest Marine Region. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X of the United States Securities and Exchange Commission.

Very truly yours,

/s/ DeGolyer and MacNaughton

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716